UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐	Soliciting Material Pursuant to Section 240.14a-12

Computer Software Innovations, Inc.

(Name of Registrant as Specified in Its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if other than Registrant)

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COMPUTER SOFTWARE INNOVATIONS, INC.

900 East Main Street, Suite T

Easley, SC 29640

www.csioutfitters.com

April 17, 2008

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

MAY 7, 2008

We will hold the Annual Meeting of Stockholders of Computer Software Innovations, Inc. (the “Company”) on May 7, 2008 at 9:00 a.m. local time at the Company’s headquarters, 900 E. Main Street, Suite T, Easley, South Carolina 29640.

At the Annual Meeting, you will be asked to elect five directors: Anthony H. Sobel, Nancy K. Hedrick, Shaya Phillips, Jeffery A. Bryson and Thomas P. Clinton. If elected, each would serve for an approximate term of one year ending at the next Annual Meeting and until his or her successor is duly elected and qualified. You will also be asked to approve an amendment to our 2005 Incentive Compensation Plan to increase the number of shares of common stock available for awards under the plan from 1,100,000 to 1,1750,000.

Stockholders of record as of April 7, 2008 may vote at the Annual Meeting. This proxy statement, the accompanying proxy card, and our 2007 Annual Report are being mailed or otherwise distributed to you on or about April 17, 2007.

Whether or not you plan to attend the Annual Meeting, it is important that your shares be represented and voted at the meeting. You can vote by signing, dating and returning the enclosed proxy card or voting instruction. Also, registered stockholders may vote by telephone or over the Internet. Instructions for using these convenient services are set forth on the proxy card or voting instruction. Beneficial owners of shares held in street name should follow the enclosed instructions for voting their shares. I hope you will be able to attend the Annual Meeting, but even if you cannot, please vote your shares as soon as you can.

By Order of the Board of Directors,

/s/ Nancy K. Hedrick
Nancy K. Hedrick
President and Chief Executive Officer

ANNEX A – Amendment to 2005 Incentive Compensation Plan

ANNEX B – 2005 Incentive Compensation Plan

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GENERAL INFORMATION ABOUT PROXIES AND VOTING

Solicitation, Use and Revocation of Proxies

Our Board of Directors solicits the accompanying proxy for use at our 2008 Annual Meeting of Stockholders. Giving your proxy means that you authorize the persons indicated on the proxy card to vote your shares at the Annual Meeting in the manner you direct. Proxies properly executed and received by the Secretary prior to the meeting, and not revoked, will be voted in accordance with the terms of the proxies. If you sign, date and return or otherwise validly provide a proxy but do not specify how to vote, your shares will be voted: (i) for the election of the nominees designated below to serve for an approximate one-year term ending at the Annual Meeting of Stockholders in 2009, and (ii) for Proposal 2, pursuant to which our 2005 Incentive Compensation Plan would be amended to increase the number of shares available for award from 1,100,000 to 1,750,000. You also authorize such persons to vote, in their discretion, on all other matters that may properly come before the Annual Meeting or any adjournments thereof and on matters which are incidental to conduct of the meeting.

Registered stockholders are urged to complete, sign and date the enclosed proxy or voting instruction and return it as promptly as possible in the postage-paid envelope enclosed for that purpose. Stockholders can also deliver proxies and voting instructions by calling a toll-free telephone number or by using the Internet. The telephone and Internet voting procedures are designed to authenticate stockholders’ identities, to allow stockholders to give their voting instructions and confirm that such instructions have been recorded properly. Instructions for voting by telephone or over the Internet are set forth on the enclosed proxy card or voting instruction. If your shares are held in street name with your bank or broker, please follow the instructions enclosed with this proxy statement.

You may revoke your proxy at any time before it is voted at the Annual Meeting by:

(i)	delivering to our Secretary a signed notice of revocation or a later dated proxy (including a proxy via the Internet or by telephone); or

(ii)	voting in person at the Annual Meeting.

The cost of soliciting proxies for the Annual Meeting will be borne by us. The cost of printing and mailing the proxy materials is estimated to be $10,000. Certain of our officers and regular employees, without additional compensation, may use their personal efforts, by telephone or otherwise, to obtain proxies. We may also reimburse banks, brokerage firms and other custodians, nominees and fiduciaries, for their reasonable out-of-pocket expenses in forwarding proxy materials to the beneficial owners of shares of common stock.

Your attendance at the Annual Meeting in itself does not constitute revocation of your proxy. Before the Annual Meeting, any written notice of revocation should be sent to Computer Software Innovations, Inc., 900 E. Main Street, Suite T, Easley, South Carolina 29640, Attention: Secretary. Any notice of revocation that is delivered at the Annual Meeting should be hand delivered to our Secretary before a vote is taken. You may be asked to present documents for the purpose of establishing your identity as a Computer Software Innovations, Inc. stockholder.

Record Date, Voting Rights and Outstanding Shares

Our Board of Directors has established the close of business on April 7, 2008, as the record date for determining stockholders entitled to receive notice of and to vote on proposals at the Annual Meeting or any adjournment or postponement of the Annual Meeting. Only holders of record of our common stock on the record date are entitled to vote at the Annual Meeting. Holders of common stock on the record date are entitled to one vote per share on each matter voted upon at the Annual Meeting. As of the record date, there were 4,698,970 shares of common stock outstanding held by 117 holders of record.

Quorum, Voting Requirements and Effect of Abstentions and Broker Non-Votes

A quorum is necessary for the transaction of business at the Annual Meeting. A quorum exists when holders of a majority of the total number of issued and outstanding shares of common stock that are entitled to vote at the Annual Meeting are present in person or by proxy. At the Annual Meeting, our inspector for the Annual Meeting, Charles H. Arndt of RBC Centura Bank, will determine the presence of a quorum and tabulate the results of the voting by stockholders. The inspector will treat valid proxies marked

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“abstain” or proxies required to be treated as broker “non-votes” as present for purposes of determining whether there is a quorum at the Annual Meeting. A broker “non-vote” occurs when a broker or nominee holding shares for a beneficial owner votes on one proposal, but does not vote on another proposal because the broker nominee does not have discretionary voting power and has not received instructions from the beneficial owner of the shares. Abstentions with respect to any matter will have the same effect as a vote against that proposal.

A plurality of the votes of the holders of the common stock present at the Annual Meeting, in person or represented by proxy, and entitled to vote on the election of directors, is required for the election of directors. This means that the nominees for director who receive the greatest number of votes cast will be elected. Proposal 2, the proposed amendment to our 2005 Incentive Compensation Plan, requires the approval of a majority of the votes of the record holders present at the meeting, in person or represented by proxy.

Management and the Board of Directors are not aware of any matters to be presented for action at the Annual Meeting other than the election of directors and the proposed amendment to our 2005 Incentive Compensation Plan, as stated in the Notice of Annual Meeting of Stockholders. If any such matter requiring a vote of the stockholders should properly come before the Annual Meeting, unless otherwise instructed, it is the intention of the persons named in the proxy card to vote such proxy in accordance with the judgment of a majority of our Board of Directors.

PROPOSAL 1

ELECTION OF DIRECTORS

General

Our Amended and Restated Certification of Incorporation and our Amended and Restated Bylaws set our Board of Directors or “Board,” at three to nine members, with the exact number within that range fixed from time to time by the Board of Directors. Our Board currently consists of five members. The Board of Directors has nominated Anthony H. Sobel, Nancy K. Hedrick, Shaya Phillips, Jeffrey A. Bryson and Thomas P. Clinton, each of whom is an incumbent director, for re-election to the Board of Directors for an approximate one-year term ending at the 2009 Annual Meeting.

All of our directors were elected at our May 9, 2007 Annual Meeting of stockholders. All directors serve for a term of approximately one year until our next Annual Meeting, their successors are elected and duly qualified, or their death, resignation, disqualification or removal from office, whichever is earliest.

If any nominee is unable to serve as a director, the persons named in the enclosed proxy reserve the right to vote for a lesser number of directors or for a substitute nominee designated by our Board of Directors, to the extent consistent with our Certificate of Incorporation, as amended, and our Amended and Restated Bylaws. All of the nominees listed above have consented to be nominated and to serve if elected. We do not expect that any nominee will be unable to serve.

Directors Standing for Re-Election - To Hold Office Until 2009

Set forth below is the name of each of our directors, the principal positions and offices he or she holds with us, and a brief description of that person’s business experience during the past five years:

NAME	AGE	TITLE
Anthony H. Sobel	53	Chairman of the Board, Director
Shaya Phillips	48	Director
Jeffrey A. Bryson	47	Director
Nancy K. Hedrick	58	Director, President and CEO
Thomas P. Clinton	44	Director, Senior Vice President of Strategic Relationships

ANTHONY H. SOBEL has served as a director and Chairman of the Board since January 31, 2005. Since January 1996, he has been the CEO of Montana Metal Products, L.L.C., a precision sheet metal fabrication and machining company located in Des Plaines, Illinois. Mr. Sobel is a member of the Board’s Audit Committee and Compensation Committee.

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SHAYA PHILLIPS has served as a director since January 31, 2005. From March 2002 until the present, Mr. Phillips has been the Chief Technology Officer and Associate Vice President of Information Technology at the Fashion Institute of Technology of the State University of New York. From January 2000 through March 2002, Mr. Phillips was a consultant for CSSP, an unincorporated association that was engaged in the business of network consulting. Mr. Phillips is chairman of the Board’s Compensation Committee, and he is a member of its Audit Committee.

JEFFREY A. BRYSON has served as a director since June 20, 2006. Since November, 2006, Mr. Bryson has engaged in his own business consulting practice. From July 2002 until November 8, 2006, Mr. Bryson served as Vice President of Administration and Investor Relations at ScanSource, Inc., a public technology distribution company headquartered in Greenville, South Carolina. On November 21, 2006, a shareholder derivative suit against certain executive officers and directors, including Mr. Bryson, was filed in the United States District Court for the District of South Carolina, styled Mark Wenham v. Bryson et al., Case No. 6:06-cv-03312-HFF, the subject of which litigation is alleged irregularities in grants of ScanSource stock options. This litigation, which does not concern the Company, is currently pending.

Previously, Mr. Bryson served as interim Chief Financial Officer of ScanSource from July 2002 until November 2002 and as Chief Financial Officer and Treasurer from 1992 until July 2002. Prior to joining ScanSource, Inc., Mr. Bryson was employed for more than seven years at KPMG LLP, where he last held the position of senior manager. Mr. Bryson is chairman of the Board’s Audit Committee, and he is a member of its Compensation Committee.

NANCY K. HEDRICK has served as President and Chief Executive Officer since January 31, 2005. She has served as a director since February 2005. Prior to the Company’s February 2005 merger, Ms. Hedrick held the position of President of the Company’s predecessor, Computer Software Innovations, Inc., a South Carolina corporation (“CSI-South Carolina”), for approximately fifteen years. Ms. Hedrick was a founder of CSI-South Carolina.

THOMAS P. CLINTON has served as Senior Vice President of Strategic Relationships since July 2006. In this role, Mr. Clinton oversees the Company’s sales efforts both in the Software Applications Segment as well as the Technology Solutions Segment. From January 31, 2005 through July 2006, Mr. Clinton served as Vice President of Sales. He has served as a director since February 2005. Mr. Clinton served as Vice President of Sales for CSI-South Carolina from February 1999 to February 2005.

Our Board of Directors recommends that the holders of common stock vote “FOR” incumbent directors Anthony H. Sobel, Nancy K. Hedrick, Shaya Phillips, Jeffrey A. Bryson and Thomas P. Clinton.

GOVERNANCE OF THE COMPANY

Our business and affairs are managed under the direction of the Board of Directors in accordance with the Delaware General Corporation Law, our Amended and Restated Certificate of Incorporation and our Amended and Restated Bylaws. Members of the Board of Directors are kept informed of our business through discussions with management, by reviewing materials provided to them, and by participating in meetings of the Board and its committees. The corporate governance practices that we follow are summarized below.

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Director Independence

The Company utilizes the rules of the NASDAQ Stock Market (the “NASDAQ Rules”) for determining the independence of its directors. The NASDAQ Rules define specific relationships that would disqualify a director from independence. Based on the rules, we have conducted an evaluation of director independence, based primarily on a review of the responses of the directors to questions regarding employment and compensation history, affiliations and family and other relationships, including those relationships described in this item below. As a result of this evaluation, we have affirmatively determined that each of our directors who served during 2007 who is not an executive officer of the Company was and is “independent” for the purposes of NASDAQ Marketplace Rule 4200. These independent directors are Anthony H. Sobel, Shaya Phillips and Jeffrey A. Bryson.

We have two employee directors serving on our Board who, as executive officers, are not considered independent under the NASDAQ Rules. These employee directors are Nancy K. Hedrick, our President and CEO, and Thomas P. Clinton, our Senior Vice President of Strategic Relationships.

In determining the independence of our directors pursuant to the NASDAQ Rules, we considered the following relationships:

•

During the negotiations of the final merger agreement for our 2005 recapitalization, management asked Barron Partners LP (“Barron”) for assistance in identifying possible independent directors. Barron introduced to management Anthony H. Sobel, Shaya Phillips and Thomas V. Butta. The Company conducted research and interviewed candidates, and ultimately elected Messrs. Sobel, Phillips and Butta to the Board on January 31, 2005, with CSI – South Carolina acting by written consent as majority stockholder. At the time, we determined that these directors were independent pursuant to the standards of the NASDAQ Rules.

•

Mr. Sobel is a co-investor in Montana Metal Products with Robert F. Steel. We entered into a consulting arrangement with Mr. Steel and his brother, Kenneth A. Steel, Jr., for Messrs. Steel to advise the Company on the development and implementation of strategic business plans, to assist management in developing marketing and growth strategies and to assist management in seeking out and analyzing potential acquisition opportunities. On February 27, 2006, we entered into a Letter of Engagement and individual stock agreements with Robert F. Steel and Kenneth A. Steel, Jr. The terms of the Letter of Engagement and the stock agreements provided that Messrs. Steel would provide consulting services to us through February 10, 2008. In exchange, we issued 172,367 shares of common stock to each of Kenneth A. Steel, Jr. and Robert F. Steel pursuant to the Company’s 2005 Incentive Compensation Plan. Messrs. Steel are both investors in Barron.

•	Mr. Phillips has consulted on a limited basis for Barron with respect to technology investments.

Code of Business Conduct and Ethics

The Board of Directors has approved a Code of Business Conduct and Ethics for our directors, chief executive officer, chief financial officer, other officers and employees. The Code addresses such topics as protection and use of our assets, compliance with applicable laws and regulations, accuracy and preservation of records, accounting and financial reporting, conflicts of interest and insider trading. Our code of ethics is posted on our website, www.csioutfitters.com.

Meeting Attendance

Board and Committee Meetings

Our Board held eleven meetings in 2007. During 2007, each incumbent member of the Board of Directors attended at least 75 percent of the aggregate meetings of the Board of Directors and the committees on which he or she served.

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Annual Meeting of Stockholders

In the absence of extenuating circumstances, each member of the Board is expected to attend the Annual Meeting.

Committees of the Board

The standing committees of the Board of Directors are the Audit Committee and the Compensation Committee. Membership on the Board of Directors and each standing committee, as of April 17, 2008, was as follows:

Name	Board		Audit		Compensation
Anthony H. Sobel	X	*	X		X
Nancy K. Hedrick	X
Shaya Phillips	X		X		X*
Jeffrey A. Bryson	X		X	*	X
Thomas P. Clinton	X
Total Number of Meetings in 2007	11		4		4

*	Chairman.

Audit Committee

The Audit Committee assists the Board of Directors in its oversight of the quality and integrity of the accounting, auditing and reporting practices of the Company. The Audit Committee’s role includes discussing with management the Company’s processes to manage business and financial risk and for compliance with significant applicable legal, ethical, and regulatory requirements. The Audit Committee is responsible for the appointment, replacement, compensation and oversight of the independent registered public accounting firm engaged to prepare or issue audit reports on the financial statements of the Company. The Audit Committee relies on the expertise and knowledge of management and the internal auditors in carrying out its oversight responsibilities. The specific responsibilities in carrying out the Audit Committee’s oversight role are delineated in the Audit Committee Charter. The charter is available to security holders on our website, www.csioutfitters.com.

The Board of Directors, in its business judgment, has determined that the members of the Audit Committee are independent as defined by regulations of the Securities and Exchange Commission and the NASDAQ Rules. The Board of Directors has also determined that the members of the Audit Committee have sufficient knowledge in financial and auditing matters to serve on the Audit Committee. Further, the Board has determined that Mr. Bryson, based on his qualifications, is an “audit committee financial expert” as that term is defined in Item 407(d)(5) of Regulation S-K.

The Audit Committee is authorized to engage or consult from time to time, as appropriate, at our expense, independent legal counsel and other experts and advisors it considers necessary, appropriate or advisable in the discharge of its responsibilities.

Compensation Committee

The primary responsibilities of the Compensation Committee are to (a) review and approve the compensation of the chief executive officer and other executive officers of the Company, (b) review executive bonus plan allocations, (c) oversee and advise the Board of Directors on the adoption of policies that govern the Company’s compensation programs, (d) oversee the Company’s administration of its equity-based compensation and other benefit plans, and (e) approve grants of stock options and stock awards to directors, officers and employees of the Company under its stock plan. The Compensation Committee is authorized to engage or consult from time to time, as appropriate, at our expense, consultants, independent legal counsel and other experts and advisors it considers necessary, appropriate or advisable in the discharge of its responsibilities. The members of our Compensation Committee are independent as defined in the NASDAQ Rules.

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Our Compensation Committee has a charter, which was adopted on August 9, 2007. The charter is available to security holders on our website, www.csioutfitters.com.

With respect to the 2007 fiscal year, the primary actions of the Compensation Committee related to the granting of stock options to non-executive personnel, evaluation of executive salaries with respect to cost of living increases, and the granting of bonuses to the named executive officers. As described under “Executive Compensation,” the compensation of our executive officers is made pursuant to employment agreements, and consists predominately of salary. Prior to 2007, the salaries of our named executive officers had not been increased since their initial levels in 2005, and no bonuses or equity awards had been made to our named executive officers. As explained under “Executive Compensation,” in 2007 the Compensation Committee granted the named executive officers a cost of living increase, and awarded limited discretionary bonuses in light of the much improved financial performance of the Company. Also, in March of 2008, the committee reviewed the performance of our chief executive officer, and consulted with the chief executive officer on her review of the other named executive officers.

Our chief executive officer, Nancy K. Hedrick, has participated in some executive compensation discussions. Such discussions included the formulation of compensation for our non-employee directors for the 2008-2009 term. Also, she has made recommendations to the Compensation Committee with respect to bonuses and cost of living increases for the named executive officers. However, approval of all compensation for named executive officers has been considered and approved by the committee acting alone.

Ms. Hedrick has been delegated the authority to determine the compensation of non-executive personnel and executive officers other than named executive officers, but does so in consultation with the committee. The compensation of all named executive officers is determined by the Compensation Committee. The Compensation Committee did not engage and utilize any compensation consultants during 2007.

Director Nominations

The Board of Directors does not have a standing nominating committee. Due to the current size of our Board of Directors, we believe it is more beneficial and efficient to have all of the directors identify and evaluate potential nominees. On March 20, 2006, the Board of Directors adopted a Policy for Nomination of Directors. This policy is available to security holders on our website, www.csioutfitters.com.

In the Policy for Nomination of Directors, the Board of Directors set forth guidelines for the evaluation of potential nominees, including the following:

•	The ability of the prospective nominee to represent the interests of the stockholders of the Company;

•	The prospective nominee’s standards of integrity, commitment and independence of thought and judgment;

•

The prospective nominee’s ability to dedicate sufficient time, energy and attention to the diligent performance of his or her duties, including the prospective nominee’s service on other public company boards;

•	The extent to which the prospective nominee contributes to the range of talent, skill and expertise appropriate for the Board;

•	The extent to which the prospective nominee helps the Board reflect the diversity of the Company’s stockholders, employees and customers; and

•	The willingness of the prospective nominee to abide by the Company’s Code of Business Conduct and Ethics and other policies applicable to directors.

These guidelines apply to both potential nominees selected by the Board and those recommended by stockholders.

Stockholders entitled to vote for the election of directors may submit candidates for consideration if we timely receive written notice, in proper form, for each such recommended nominee. If the notice is not written and in proper form, then the Board of Directors cannot consider the nominee. To be in proper form, the notice must satisfy the requirements of our Amended and Restated Bylaws and applicable law, including: (a) each nominee’s written consent to be named as a nominee and to serve, if elected;

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(b) the name, date of birth and business address of the nominee; and (c) information about the person nominated for election conforming with the Securities and Exchange Commission’s biographical requirements for directors. Additionally, the stockholder submitting the nomination must provide: (x) his or her name and business address; (y) evidence setting forth the class and number of shares of the Company owned by the submitting stockholder; and (z) any other information relating to the stockholder that would be required to be disclosed in a proxy statement or other required filings in connection with solicitations of proxies for elections of directors in accordance with Section 14 of the Securities and Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

A notice submitted for the nomination of a director must be received at the Company’s executive offices not less than 45 days nor more than 60 days prior to the anniversary date of the mailing of proxy materials for the immediately preceding Annual Meeting of Stockholders. If that date is not within 30 days before or after such anniversary date, the notice must be received not later than 10 days after the notice of the date of the Annual Meeting was mailed or public disclosure of the annual meeting date was made, whichever first occurs. All stockholder nominations should be sent to:

David B. Dechant

Chief Financial Officer

Computer Software Innovations, Inc.

900 E. Main Street, Suite T

Easley, South Carolina 29640

Selection of Current Director Nominees

The nominees for director all currently serve on the Board of Directors and were previously elected by the stockholders.

Communications with the Board of Directors

Stockholders may communicate directly with the Board of Directors. All communications to the Board or a named director should be directed to the Company’s Chief Financial Officer at the address below and should be marked “Confidential.” If no party is specified, the communication will be forwarded to the entire Board of Directors. Each communication intended for the Board of Directors and received by the Chief Financial Officer will be forwarded to the specified party(ies) following its clearance through normal security procedures used for regular mail. The communication will be forwarded without review to the intended recipient(s). Stockholder communications to the Board of Directors should be sent to:

David B. Dechant

Chief Financial Officer

Computer Software Innovations, Inc.

900 E. Main Street, Suite T

Easley, South Carolina 29640

Director Compensation

The table below presents all compensation for our non-employee directors for the year ended December 31, 2007. Compensation of our two directors who are also named executive officers, Nancy K. Hedrick, President and CEO, and Thomas P. Clinton, Senior Vice President of Strategic Relationships, is discussed below under “Executive Compensation.” Our employee directors do not receive any compensation for serving on the Board of Directors.

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Director Compensation

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)(2)	All Other Compensation ($)	Total ($)
Anthony H. Sobel	—	9,029	—	9,029
			—
Shaya Phillips	—	4,514	—	4,514
			—
Jeffrey A. Bryson	—	9,029	—	9,029
			—

(1)

The assumptions underlying the valuations of the stock awards and a discussion of those assumptions are contained in Note 10, “Stock-Based Compensation,” to our audited consolidated financial statements dated December 31, 2007 contained in our 2007 Form 10-K.

(2)

At December 31, 2007, Messrs. Sobel, Phillips and Bryson held the following stock awards consisting of shares granted under our 2005 Incentive Compensation Plan: 98,496, 49,248 and 23,350, respectively.

Non-employee directors do not receive any cash compensation for serving on the Board, but are reimbursed for incidental expenses related to attendance at Board and committee meetings. In lieu of cash compensation, we have granted stock awards to our outside directors under our 2005 Incentive Compensation Plan. On February 21, 2006, the Compensation Committee of the Board of Directors and the full Board of Directors approved a grant of 98,496 shares to Mr. Sobel, Chairman of the Board, and grants of 49,248 shares each to Shaya Phillips and Thomas V. Butta. Pursuant to all of the awards, one-third of the shares vested immediately upon approval, an additional one-third vested on February 28, 2006, and the final one-third vested on February 28, 2007. Except in the event of change of control of the Company, the directors were prohibited from selling any shares awarded them prior to March 1, 2007. If a director’s service terminated prior to a vesting date, all unvested shares would have been forfeited, subject to exception in the discretion of the Board. As a result of his subsequent resignation as a director effective February 22, 2006, Mr. Butta forfeited 32,832 shares. The immediate vesting of one-third of the shares awarded was intended to reward past uncompensated service on the Board.

On June 20, 2006, our Board elected Jeffrey A. Bryson to fill the vacancy on the Board created by the February 22, 2006 resignation of Mr. Butta. In connection with his election, Mr. Bryson was awarded 23,350 shares of common stock under our 2005 Incentive Compensation Plan. Under the terms of the award, 11,675 shares vested immediately upon Mr. Bryson’s election to the Board and the remaining shares vested at the conclusion of the 2007 annual meeting of stockholders of the Company when Mr. Bryson was reelected to the Board for a successive term at the meeting.

In March 2008, the Compensation Committee of our Board approved a new compensation program for non-employee directors which will take effect for directors elected at our 2008 Annual Meeting. For their service, the non-employee directors will receive $25,000 in cash for Board service, and an additional $5,000 for serving as the chairman of the Board or a Board committee. The program of “all cash” compensation was instituted for the directors’ 2008-2009 term in light of the “all equity” program by which outside directors had been compensated for the previous three years. It also recognizes that these directors have had to recognize income on the previous stock grants for income tax purposes, but have previously received no cash compensation with which to pay related taxes. It is anticipated that compensation for outside directors in future years will contain a mix of equity and cash fee compensation.

Executive Officers

Set forth below is biographical information of executive officers of the Company who do not also serve on the Board of Directors:

BEVERLY N. HAWKINS, 44, has served as Senior Vice President of Product Development since July 2006. In this role, Ms. Hawkins oversees the software development activities of the Company. From January 1, 2006 through July 2006, Ms. Hawkins served as Vice President of Product Development, in which role she performed essentially the same duties and had the same responsibilities as she does at present. From January 31, 2005 through December 31, 2005, Ms. Hawkins served as Vice President

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of Support Services, in which role she oversaw the provision of customer service and support solutions for the Company’s software and technology products. Ms. Hawkins has served as Secretary of the Company since January 31, 2005. Ms. Hawkins previously served as Vice President of Support Services of CSI – South Carolina from February 1999 until February 2005. From January 1990 until February 1999, she served as Vice President. Ms. Hawkins was a founder of CSI-South Carolina.

DAVID B. DECHANT, 44, has served as Chief Financial Officer since May 6, 2005. Prior to his appointment as CFO of the Company, Mr. Dechant was employed from October 2004 until May 2005 as the CFO of NTM, Inc., a manufacturer in Greenville, South Carolina providing performance enhancement and recycling of PET (polyethylene terephthalate) polymer. Previously, he consulted with Bowater, Incorporated from May 2004 to October 2004, providing implementation support for meeting the requirements of the Sarbanes-Oxley legislation. Bowater, headquartered in Greenville, South Carolina, is a manufacturer of newsprint, coated and specialty papers and pulp and forest products.

From January 2004 to April 2004, Mr. Dechant was the CFO/COO and supported succession planning activities in a short-term role with Millenium Manufacturing, LLC and its affiliates, manufacturers of steel arch and specialty chemical storage buildings. Millenium Manufacturing is located in Boone, North Carolina. From November 2002 to January 2004, Mr. Dechant served Bowater, Incorporated as the Acting Manager of the Compliance Department, which position involved overseeing the drafting and coordinating of SEC filings and other public disclosures.

WILLIAM J. BUCHANAN, 43, has served as Senior Vice President of Delivery and Support since July 2006. In this role, Mr. Buchanan oversees the provision of the Company’s engineering services and customer support services for the Technology Solutions Segment and the Software Applications Segment. From January 1, 2006 through July 2006, Mr. Buchanan served as Vice President of Delivery and Support, in which role he performed essentially the same duties and had the same responsibilities as he does at present. From January 31, 2005 through December 31, 2005, Mr. Buchanan served as Vice President of Engineering. Mr. Buchanan also served as Treasurer of the Company from January 31, 2005 until May 2006. From January 1999 to February 2005, Mr. Buchanan held the position of Vice President of Engineering with CSI-South Carolina.

Effective February 11, 2005, all of the executive officers above, except for Mr. Dechant, entered into employment agreements with the Company. Mr. Dechant entered into his employment agreement with the Company on May 6, 2005. The agreements for the named executive officers are described under “Executive Compensation” below.

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EXECUTIVE COMPENSATION

Summary Compensation Table

The following table shows, for the fiscal years ended December 31, 2007 and 2006, all compensation that we paid to our named executive officers in all capacities in which they served.

Summary Compensation Table

Name and Principal Position	Year	Salary ($)	Bonus ($)	All Other Compensation ($)(1)	Total ($)
Nancy K. Hedrick President, Chief Executive Officer and Director	2007	193,131	19,425	5,550	218,106
	2006	185,000	—	5,550	190,550

Thomas P. Clinton Senior Vice President of Strategic Relationships and Director	2007	193,131	19,425	5,550	218,106
	2006	185,000	—	5,550	190,550

Beverly N. Hawkins Senior Vice President of Product Development	2007	193,131	19,425	5,550	218,106
	2006	185,000	—	5,550	190,550

William J. Buchanan Senior Vice President of Delivery and Support	2007	193,131	19,425	5,550	218,106
	2006	185,000	—	5,550	190,550

(1)

“All Other Compensation” represents the employer contribution to the Company’s Simple IRA Plan in 2006 and the Company’s 401(k) Plan in 2007, on behalf of each of the named executive officers to match their pretax elective deferral contribution (which is included under the “Salary” column) made by each to such plans.

Our named executive officers have been compensated primarily through the payment of salary pursuant to written employment agreements. We entered into separate employment agreements with each of our named executive officers on February 11, 2005, in conjunction with the closing of the reverse merger. All of these employment agreements are identical except for name, job title, and responsibilities. The employment agreements provide that each executive will be compensated at a rate of $185,000 a year, plus such bonuses and raises as our Board of Directors in its discretion may determine. In addition, each executive is entitled to benefits under any welfare benefit, business travel insurance or retirement plans or programs provided by the Company applicable generally to its employees (subject to any applicable eligibility or other provisions of such plans or programs).

These salary levels remained unchanged until 2007. In December 2007, the Compensation Committee approved a cost of living increase of 5% for the salaries of each of the named executive officers, which increase was retroactive to February 2007. Also, until 2007, no bonuses had been awarded during the term of the agreements. In recognition of the profitable performance of the Company in 2007, the Compensation Committee granted a discretionary bonus of $19,425 to each of the named executive officers.

The term of the agreements is three years, expiring on February 10, 2008. The agreements renew automatically upon the expiration of the initial or any renewal periods in the absence of either party giving thirty days advance notice of termination. The agreements also contain the following provisions:

•	a prohibition on the Company modifying the executive’s job responsibilities and duties in a matter inconsistent with the executive’s job position without the executive’s consent;

•

a prohibition on the Company relocating the executive’s principal location of employment more than thirty miles away from our initial headquarters location in Easley, South Carolina without the executive’s consent;

•	the Company’s right to terminate the executive for cause;

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•

non-compete provisions prohibiting the executive from competing with us, soliciting our customers or suppliers, or employing any of our employees during the term of his or her employment and for the period of (i) one year after expiration of the employment agreement or termination of employment for cause, or (ii) the remainder of the initial three year term plus one year upon a voluntary termination of employment;

•	obligations of confidentiality with respect to non-public information concerning our business; and

•	certain benefits to be paid by us to the executive upon his or her termination of employment, as discussed under “—Executives’ Benefits Upon Termination of Employment” below.

Defined Contribution Plan

In 2007, the Company established a 401(k) defined contribution plan for the benefit of its employees, and terminated the Simple IRA savings plan maintained in previous years. Employees of the Company may participate in the 401(k) plan, whereby the employees may elect to make contributions pursuant to a salary reduction agreement. The Company’s contributions to the plan, as determined by management, are discretionary and are allocated among the participants based on the participants’ contributions. Contributions to the 401(k) plan were $223,673 for the year ended December 31, 2007. For the year ended December 31, 2006, the Company contributed $114,651 to the Simple IRA Plan.

Executives’ Benefits Upon Termination of Employment

Upon termination of an executive for cause, the Company will pay the executive salary and unpaid reimbursable expenses outstanding as of the date of termination, plus any benefits to which he or she may be entitled under applicable plans or programs. The employment agreements between each of our named executive officers and the Company provide severance benefits to each executive in the event of termination without cause. Specifically, in the event of such termination, we will pay the executive eighteen months of his or her base salary, plus any benefits to which he or she may be entitled under applicable plans or programs. Also, the executive would be paid, over a one year period following termination of employment, amounts aggregating 75% of the average of the executive’s base salary and bonuses during the period of his or her employment.

2005 Incentive Compensation Plan

On April 29, 2005, our Board of Directors adopted the 2005 Computer Software Innovations, Inc. Incentive Compensation Plan, which was ratified and approved by the stockholders on November 21, 2005. The Incentive Plan authorizes the Compensation Committee of the Board of Directors to grant one or more of the following awards to directors, officers, key employees, consultants and advisors to the Company and its subsidiaries who are designated by the committee:

•	non-qualified stock options;

•	stock appreciation rights (“SARs”); and

•	stock awards.

We are authorized to issue under the Incentive Plan up to 1,100,000 shares of common stock pursuant to exercise of options and SARs and grants of stock awards. At April 7, 2008, 397,756 of such shares remained available for issuance.

We believe that the issuance of stock options, stock awards, and SARs promote the growth and profitability of the Company by providing additional incentives for participants to focus on our long term objectives. We also believe that awards under our plan have been effective in helping us attract, retain and motivate our officers, employees and directors.

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As explained in “Proposal 2 – Amendment of 2005 Incentive Compensation Plan” below, our Board is recommending that the stockholders approve an increase in the number of shares which may be awarded to 1,750,000. A summary description of the 2005 Incentive Compensation Plan is presented in that section.

Option and Stock Grants

No option or stock grants were made to our named executive officers in 2007. None of our named executive officers now hold, or held or exercised in 2007, options or stock appreciation rights.

Equity Compensation Plan Information

The following table sets forth certain equity compensation plan information for the Company as of December 31, 2007.

EQUITY COMPENSATION PLAN INFORMATION

	Number of Securities to be issued upon exercise of outstanding options, warrants and rights (a)		Weighted-average price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders	375,203	(1)	$0.12	397,756	(2)
Equity compensation plans not approved by security holder	N/A		N/A	N/A

(1)

Includes 205,203 shares underlying options held by non-executive officers of the Company pursuant to the former incentive plan of CSI – South Carolina, which options were assumed by the Company in its February 2005 merger with CSI – South Carolina. No more options may be granted under the former CSI – South Carolina plan. Also includes 170,000 shares underlying options granted to employees under our 2005 Incentive Compensation Plan.

(2)	Reflects shares available for award under our 2005 Incentive Compensation Plan.

SECURITIES OWNERSHIP

Security Ownership of Management and Certain Beneficial Owners

Security Ownership of Management

The following table sets forth, as of April 7, 2008, certain information with respect to beneficial ownership of shares of our common stock by each of the members of the Board of Directors, by each of the executive officers identified in the “Summary Compensation Table” and by all directors and executive officers as a group.

The business address of each named person or group is 900 East Main Street, Suite T, Easley, South Carolina 29640.

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Name of Beneficial Owner	Common Stock Beneficially Owned(1) (2)	Percent of Class(3)
Nancy K. Hedrick	505,381	10.8
Thomas P. Clinton	505,381	10.8
Beverly N. Hawkins	505,381	10.8
William J. Buchanan	505,381	10.8
Anthony H. Sobel	98,496	2.1
Jeffrey A. Bryson	23,350	0.5
Shaya Phillips	49,248	1.0
All present executive officers and directors as a group (8 persons)	2,217,618	47.2

(1)

Under the rules of the Securities and Exchange Commission, a person is deemed to be the beneficial owner of a security if that person, directly or indirectly, has or shares the powers to direct the voting of the security or the power to dispose or direct the disposition of the security. Accordingly, more than one person may be deemed to be a beneficial owner of the same securities. A person is also deemed to be a beneficial owner of any securities with respect to which that person has the right to acquire beneficial ownership within 60 days of the relevant date.

(2)	To our knowledge, none of the shares beneficially owned have been pledged as security.
(3)	Based on 4,698,970 shares outstanding as of April 7, 2008.

Security Ownership of Certain Beneficial Owners

The following table sets forth, as of April 7, 2008, certain information with respect to beneficial ownership of shares of our common stock by each person who owns, to our knowledge, more than 5% of the outstanding shares of our common stock.

Name and Address of Beneficial Owner	Common Stock Beneficially Owned(1)		Percent of Class(2)
Joe G. Black 900 East Main Street, Suite T Easley, South Carolina 29640	505,381		10.8

Robert F. Steel 325 East 8th Street Hinsdale, Illinois 60521	172,367	(3)	3.7

Kenneth A. Steel, Jr. 73 East Cedar Street Chicago, Illinois 60611	172,367	(3)	3.7

(1)

Under the rules of the Securities and Exchange Commission, a person is deemed to be the beneficial owner of a security if that person, directly or indirectly, has or shares the powers to direct the voting of the security or the power to dispose or direct the disposition of the security. Accordingly, more than one person may be deemed to be a beneficial owner of the same securities. A person is also deemed to be a beneficial owner of any securities with respect to which that person has the right to acquire beneficial ownership within 60 days of the relevant date.

(2)	Based on 4,698,970 shares outstanding as of April 7, 2008.
(3)

Based on a Schedule 13D filed with the Securities and Exchange Commission on March 8, 2006, filed jointly by Robert F. Steel and Kenneth A. Steel, Jr. Each disclaimed beneficial ownership, for the purposes of Regulation 13D under the Exchange Act, of any shares held beneficially or otherwise by the other.

Security Ownership of Barron Partners LP

As of April 7, 2008, Barron beneficially held 6,859,736 shares of our Series A Convertible Preferred Stock which is convertible into common stock at any time on a one for one basis, subject to adjustments. The preferred stock is non-voting, except for certain events adversely affecting the rights of holders of such preferred stock and as otherwise provided under Delaware law with respect to class voting. In addition, Barron holds warrants to purchase 6,163,936 shares of our common stock, and 228,000 shares of outstanding common stock. Both the preferred stock and the warrants contain prohibitions that restrict Barron from beneficially owning more than 4.9% of our common stock at any time. Therefore, based on 4,698,970 shares of common stock outstanding as of April 7, 2008, Barron on such date was the beneficial owner of approximately 228,000 shares of common stock.

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The general partner of Barron is Barron Capital Advisors, LLC. Barron’s address is 730 Fifth Avenue, 25th Floor, New York, New York 20019. The managing member of Barron Capital Advisors, LLC is Andrew Barron Worden.

Potential for Change of Control

As of April 7, 2008, our outstanding shares of common stock totaled 4,698,970, of which 2,192,618 were owned by management and our directors. Accordingly, as of such date, our management held 46.7% of outstanding shares and accordingly possessed the ability to exercise a significant amount of control over the Company. However, Barron may sell 13,251,672 shares of common stock. Barron is prohibited from beneficially owning greater than 4.9% of our shares (except under limited circumstances involving significant acquisition transactions). However, one or more investors could acquire enough shares from Barron or otherwise so as to effect a change of control of the Company. We are currently unaware of any plan or arrangement to effect a change of control of us.

Section 16(a) Beneficial Ownership Reporting Compliance

Based on a review of Forms 3, 4, and 5 and representations made to us, it appears that all executive officers and directors have made timely filings of Statements of Beneficial Ownership on Form 3, Form 4 and Form 5 during 2007.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Subordinated Notes Owed to Related Persons

On February 11, 2005, as part of our reverse merger and recapitalization, the five shareholders of CSI – South Carolina were issued subordinated notes by the Company. At December 31, 2007 and 2006 and April 17, 2008, the balance on each of the five subordinated notes owed to each of Ms. Hedrick, Ms. Hawkins and Messrs. Black, Buchanan and Clinton, was $225,040. This amount also represents the original balances. As discussed in our 2007 Form 10-K, we declined to repay the subordinated notes at maturity in May 2006. The five former shareholders of CSI – South Carolina who are holders of the notes have cooperated with us and have not demanded repayment. Pursuant to the notes, default interest has been paid at the rate of 15% per annum rather than the pre-default rate of prime plus 2% per annum. Accordingly, each of the five former CSI – South Carolina shareholders in 2007 received interest payments totaling approximately $34,424, and interest payments totaling approximately $48,483 in 2006. All of the five shareholders of CSI – South Carolina hold in excess of 5% of our common stock, and all but Mr. Black are executive officers of the Company.

PROPOSAL 2

AMENDMENT OF 2005 INCENTIVE COMPENSATION PLAN

Proposal

Our Board of Directors has approved, and recommends that the Company’s stockholders approve, an amendment to our 2005 Incentive Compensation Plan (the “Incentive Plan”) to increase the number of shares of common stock available for awards under the Incentive Plan from 1,100,000 to 1,750,000. The proposed amendment to the Incentive Plan (the “Amendment”) is attached to this Proxy Statement as Annex A.

The Company’s experience with stock options and other stock-based incentives has convinced the Board of their important role in recruiting and retaining officers, directors and employees with ability and initiative and in encouraging such persons to have a greater financial investment in the Company. Currently, we have available 397,756 shares of our common stock remaining for award under the Incentive Plan. Upon the recommendation of our Board’s Compensation Committee, our Board has proposed an increase of 600,000 shares. The Board believes it advisable to increase the number of awardable shares in order to provide the Compensation Committee with flexibility and an adequate number of shares to implement the employee, executive and director compensation programs of the Company. As discussed below under “Awards under the Incentive Plan,” the bulk of the shares awarded to date under the Incentive Plan were granted to: (i) consultants who were engaged to advise on business development opportunities and strategies immediately following our 2005 reverse merger and recapitalization transaction, and (ii) our initial outside directors as their

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sole compensation. To date, no awards have been made to our named executive officers under the Incentive Plan, and employee awards have been minimal. Going forward, the Compensation Committee anticipates utilizing equity awards to a greater degree with respect to employee and executive compensation.

The complete text of the Incentive Plan is attached to this Proxy Statement as Annex B. The following general description of the principal features of the Incentive Plan is qualified in its entirety by reference to Annex B.

General Information

On April 29, 2005, our Board of Directors adopted the 2005 Computer Software Innovations, Inc. Incentive Compensation Plan, which was ratified and approved by our stockholders on November 21, 2005. The Incentive Plan authorizes the Compensation Committee of the Board of Directors to grant one or more of the following awards to directors, officers, key employees, consultants and advisors to the Company and its subsidiaries who are designated by the committee:

•	non-qualified stock options;

•	stock appreciation rights (“SARs”); and

•	stock awards.

We are currently authorized to issue under the Incentive Plan up to 1,100,000 shares of common stock pursuant to exercise of options and SARs and grants of stock awards. At April 17, 2008, 397,756 of such shares remained available for issuance. Awards that are substituted in connection with a corporate transaction or that are made to an individual outside of the Incentive Plan do not count against the limit.

Generally, if an award is terminated, the shares allocated to that award under the Incentive Plan may be reallocated to new awards under the Incentive Plan. Shares surrendered pursuant to the exercise of a stock option or other award or in satisfaction of tax withholding requirements under the Incentive Plan may also be reallocated to other awards.

The Incentive Plan provides that if there is a stock split, stock dividend or other event that affects our capitalization, appropriate adjustments will be made in the number of shares that may be issued under the Incentive Plan and in the number of shares and price of all outstanding grants and awards made before such event.

Administration

The Incentive Plan is administered by the Compensation Committee of our Board. The committee determines the eligible individuals to whom and the time or times at which awards will be granted, the number of shares subject to awards to be granted to any eligible individual, the duration of any award cycle, and any other terms and conditions of grants. Each grant under the Incentive Plan is confirmed by and subject to the terms of an award agreement.

The Compensation Committee may delegate all or part of its authority to one or more officers. However, the committee may not delegate its responsibility with respect to individuals who are subject to Section 16 of the Securities Exchange Act of 1934.

Grants and Awards Under the Incentive Plan

The principal features of awards under the Incentive Plan are summarized below.

Stock Options

The Incentive Plan permits the grant of non-qualified stock options. The exercise price for options will not be less than the fair market value of a share of common stock on the date of grant. Other than in connection with a corporate recapitalization, the

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option price may not be reduced after the date of grant. The period in which an option may be exercised is determined by the committee on the date of grant, but may not exceed ten years. Payment of the option exercise price may be in cash, in a cash equivalent acceptable to the administrator, using a cashless exercise with a broker, with shares of common stock or with a combination of cash and shares of common stock. The Incentive Plan provides that a participant may not be granted options in a calendar year for more than 100,000 shares of common stock.

Stock Appreciation Rights

SARs may be granted either independently or in combination with underlying stock options. Each SAR will entitle the holder upon exercise to receive the excess of the fair market value of a share of common stock at the time of exercise over the SAR’s initial value, which cannot be less than the fair market value of a share of common stock on the date of grant of the SAR. Other than in connection with a corporate recapitalization, the initial value of any SAR may not be reduced after the date of grant. At the discretion of the committee, all or part of the payment in respect of a SAR may be in cash, shares of common stock or a combination thereof. The maximum period in which a SAR may be exercised is ten years from the date of its grant. No participant may be granted SARs in a calendar year covering more than 100,000 shares of common stock. For purposes of this limitation and the individual limitation on the grant of options, a SAR and a related option are treated as a single award.

Stock Awards

The Company may also grant stock awards that entitle the participant to receive shares of common stock. A participant’s rights in the stock award will be forfeitable or otherwise restricted for a period of time or subject to conditions set forth in the grant agreement as determined by the administrator. The administrator may, in its discretion, waive the requirements for vesting or transferability for all or part of the stock awards in connection with a participant’s termination of employment or service. The Incentive Plan provides that no participant may be granted stock awards in any calendar year for more than 400,000 shares of common stock.

Change of Control Provisions

The Incentive Plan provides that in the event of a “Change of Control” (as defined in the Incentive Plan), unless the award is assumed, replaced or converted to the equivalent award by the continuing entity, all outstanding awards will become fully exercisable and the applicable restrictions on such awards will lapse. Replacement awards will be earned, vested or exercisable if the participant is terminated within 24 months of a Change in Control. Under the Incentive Plan, the term “Change of Control” generally includes a merger, consolidation or reorganization of the Company in which the Company’s stockholders prior to such event do not constitute a majority of the stockholders of the surviving entity following such event; the sale by the Company of substantially all of its assets; the approval by the stockholders of the Company of a complete liquidation or dissolution; or a determination by the Board of Directors that a “Change of Control” has occurred. The conversion of the Company’s Series A Convertible Preferred Stock or the exercise of the common stock warrants issued in connection with such Preferred Stock would not constitute a Change of Control under the Incentive Plan.

Federal Income Tax Consequences

The principal federal tax consequences to participants and to the Company of grants and awards under the Incentive Plan are summarized below.

Nonqualified Stock Options

Nonqualified stock options granted under the Incentive Plan are not taxable to an optionee at grant but result in taxation at exercise, at which time the individual will recognize ordinary income in an amount equal to the difference between the option exercise price and the fair market value of the common stock on the exercise date. The Company will be entitled to deduct a corresponding amount as a business expense in the year the optionee recognizes this income.

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Stock Appreciation Rights

There are no immediate federal income tax consequences to a participant when a SAR is granted. Instead, the participant realizes ordinary income upon exercise of an SAR in an amount equal to the cash and/or the fair market value (on the date of exercise) of the shares of common stock received. The Company will be entitled to deduct the same amount as a business expense at the time.

Stock Awards

The federal income tax consequences of stock awards depend on the restrictions imposed on the stock. Generally, the fair market value of the stock received will not be includable in the participant’s gross income until such time as the stock is no longer subject to a substantial risk of forfeiture or becomes transferable. The participant may, however, make a tax election to include the value of the stock in gross income in the year of receipt despite such restrictions. Generally, the Company will be entitled to deduct the fair market value of the stock transferred to the participant as a business expense in the year the participant includes the compensation in income.

Common Stock/Cash Payments

The fair market value of any shares of common stock awarded to a participant and any cash payments a participant receives in connection with other awards under the Incentive Plan or as dividends on restricted stock are taxable as ordinary income in the year received or made available to the participant without substantial limitations or restrictions. Generally, the Company will be entitled to deduct the amount (other than dividends) that the participant includes as income as a business expense in the year the participant recognizes such income.

Section 162(m) of the Internal Revenue Code places a $1 million annual limit on the deductible compensation of certain executives of publicly traded corporations. The limit, however, does not apply to “qualified performance-based compensation.” The Company believes that grants of options and SARs under the Incentive Plan will qualify for the performance-based compensation exception to the deductibility limit. Stock awards may also qualify for this exception to the extent they are subject to the satisfaction of stockholder-approved performance objectives and certain other criteria are satisfied.

State tax consequences may in some cases differ from those described above. Grants and awards under the Incentive Plan may in some instances be made to employees who are subject to tax in jurisdictions other than the United States and may result in tax consequences differing from those described above.

Awards Under the Plan

As stated above, any awards under the Incentive Plan will be determined by the Compensation Committee in its discretion. It is, therefore, not possible to predict the awards that will be made to particular individuals in the future under the Incentive Plan. Since its initiation in April 2005, no awards have been made to named executive officers under the Incentive Plan. In 2006, restricted stock awards totaling 187,510 shares (net of forfeitures) were awarded to our non-employee directors. Such directors have received no other compensation. Also, in 2006, a total of 344,734 shares were awarded to Robert F. Steel and Kenneth A. Steel, Jr., consultants who advised the Company concerning business development opportunities and strategies. In 2007, stock options for 25,000 shares were awarded to executive officers and options for 145,000 shares were awarded to non-executive employees.

Amendment and Termination

Our Board may amend or terminate the Incentive Plan at any time. No amendment shall, without a participant’s consent, adversely affect any rights of any participant under any award outstanding at the time such amendment is made.

Accordingly, pursuant to the Incentive Plan, stockholder approval of the Amendment is not required and our Board could have acted alone to effect the Amendment. However, stock exchanges on which the Company may want to list its common stock in the future generally require stockholder approval of all equity compensation plans. In view of these exchange requirements, the Board is requiring that the Amendment be approved by stockholders. The amendment will become effective when and if approved by the stockholders.

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Because the Incentive Plan permits our Board to amend nearly all aspects of the Incentive Plan, our Board could approve modifications to the Incentive Plan which would have the effect of increasing the cost of the plan to the Company. For instance, the Board could unilaterally approve an increase in the number of awardable shares under the plan or change the requirement for the exercise price for options to be not less than the fair market value of a share of common stock on the date of grant. However, it is not the intention of the Board to effectuate any such amendments or to otherwise effectuate any material amendments without stockholder approval.

Market Value of Common Stock

On April 7, 2008, the high and low bids for our common stock were both $0.94. Because our common stock is traded in the over-the-counter market and reported on the OTC Bulletin Board, under the Incentive Plan the “Fair Market Value” of a share is equal to the average of the highest and lowest sales prices of the common stock for the ten immediately preceding trading days. Based on this formula, the Fair Market Value per share of our common stock under the Incentive Plan on April 7, 2008 was $1.05.

Vote Required

The Incentive Plan must be approved by the affirmative vote of a majority of votes of holders of record of the Company’s common stock present at the meeting and entitled to vote on the proposal. Abstentions will be included in determining the number of votes cast, but broker “non-votes” will not be included.

Our Board of Directors recommends a vote “FOR” the Amendment to the Incentive Plan.

AUDIT INFORMATION

Fees Paid to Independent Registered Public Accounting Firm

The following table sets forth professional fees billed by Elliott Davis, LLC to the Company for professional services rendered for the fiscal years ended December 31, 2007 and 2006. “Audit fees” consisted primarily of fees for the audit of the Company’s annual consolidated financial statements and for reviews of the condensed financial statements included in the Company’s quarterly reports on Form 10-QSB. “Audit related fees” related primarily to services rendered in connection with the Company’s registration statement on Form SB-2 declared effective by the Securities Exchange Commission on February 14, 2006, and subsequent amendments. “Tax fees” include fees for services for assistance with preparation of federal and state tax returns. “All other fees” related to services rendered in 2007 and 2006 in connection with the audits of the financial statements of McAleer Computer Associates, Inc. for 2006, 2005 and 2004.

Description	2007	2006
Audit fees	$75,000	$67,700
Audit related fees	31,500	25,500
Tax fees	16,950	12,800
All other fees	35,100	84,900

TOTAL FEES	$158,550	$190,900

Pre-approved Services

The Company’s Audit Committee Charter stipulates that the Audit Committee will pre-approve all audit and non-audit services (subject to de minimis exceptions as defined by law for non-audit services) provided by the independent auditors in accordance with applicable regulations. The Audit Committee may delegate its authority to pre-approve non-audit services to one or more designated Audit Committee members. As permitted in its charter, the Audit Committee delegated its pre-approval authority with respect to non-audit services provided to the Company by Elliott Davis, LLC, to the Audit Committee chairman. The decisions of the designated member shall be presented to, and ratified by, the full Audit Committee at the next subsequent meeting. In 2007, all audit related services, tax services and other services were pre-approved by the Audit Committee.

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Selection of Independent Registered Public Accounting Firm

We have retained Elliott Davis, LLC to serve as the Company’s independent registered public accounting firm for the 2008 fiscal year. Representatives of Elliott Davis, LLC will be present at the Annual Meeting and available to respond to appropriate questions from stockholders and may make a statement if they so desire.

Report of the Audit Committee of the Board of Directors

The Audit Committee of the Board of Directors is responsible for providing independent oversight of the Company’s accounting functions and internal controls. Management is responsible for the Company’s internal controls and financial reporting process. The independent accountants are responsible for performing an independent audit of the Company’s consolidated financial statements in accordance with generally accepted auditing standards and to issue a report thereon. The Audit Committee’s responsibility is to monitor and oversee these processes.

In connection with these responsibilities, the Audit Committee has reviewed the audited financial statements for the year ended December 31, 2007 and has discussed the audited financial statements with management. The Audit Committee has discussed with our independent accountants, Elliott Davis, LLC, the matters required to be discussed by Statement on Auditing Standards No. 61 – Codification of Statements on Auditing Standards (having to do with accounting methods used in the financial statements). The Audit Committee has received written disclosures and the letter from Elliott Davis, LLC required by Independence Standards Board Standard No. 1 (having to do with matters that could affect the auditor’s independence), and has discussed with Elliott Davis, LLC the auditor’s independence. Based on this, the Audit Committee recommended to the Board that the audited financial statements be included in the Computer Software Innovations, Inc. Form 10-K for the fiscal year ended December 31, 2007 for filing with the Securities and Exchange Commission.

The Audit Committee

Jeffrey A. Bryson, Chairman

Anthony H. Sobel

Shaya Phillips

Easley, South Carolina

March 4, 2008

STOCKHOLDER PROPOSALS FOR 2009 ANNUAL MEETING

Under the regulations of the Securities and Exchange Commission, any stockholder desiring to make a proposal to be acted upon at the 2009 Annual Meeting of Stockholders must cause such proposal to be delivered, in proper form, to the Secretary of the Company, no later than December 14, 2008, in order for the proposal to be considered for inclusion in the Company’s Proxy Statement and form of proxy for that meeting. The address for the Secretary of the Company is 900 East Main Street, Suite T, Easley, South Carolina 29640.

The Company’s Amended and Restated Bylaws also prescribe the procedures that a stockholder must follow to nominate directors or to bring other business before stockholders’ meetings. For a stockholder to nominate a candidate for director or to bring other business before a meeting, notice must be received by the Secretary of the Company no later than March 3, 2009 and no earlier than February 16, 2009. If the date of the 2009 Annual Meeting of Stockholders is changed by more than 30 days from the anniversary date of the preceding annual meeting, then the notice from the stockholder must be received no later than the close of business on the tenth day following the day on which notice of the date of the annual meeting was mailed or public disclosure of the date of the annual meeting was made, whichever occurs first. Notice of a nomination for director must describe various matters regarding the nominee and the stockholder giving the notice. Notice of other business to be brought before the meeting must

21

include a description of the proposed business, the reasons therefor, and other specified matters. Any stockholder may obtain a copy of the Company’s Amended and Restated Bylaws, without charge, upon written request to the Secretary of the Company at the address set forth above.

FORM 10-K

OUR 2007 ANNUAL REPORT, INCLUDING FINANCIAL STATEMENTS, IS BEING MAILED TO STOCKHOLDERS WITH THIS PROXY STATEMENT. SUCH ANNUAL REPORT INCLUDES OUR 2007 FORM 10-K, WITHOUT EXHIBITS. ADDITIONAL COPIES OF OUR FORM 10-K (WITHOUT EXHIBITS) MAY BE OBTAINED WITHOUT CHARGE BY WRITING TO COMPUTER SOFTWARE INNOVATIONS, INC. AT THE FOLLOWING ADDRESS:

900 EAST MAIN STREET, SUITE T

ATTN: CHIEF FINANCIAL OFFICER

EASLEY, SOUTH CAROLINA 29640

THE ANNUAL REPORT IS NOT PART OF THE PROXY SOLICITATION MATERIALS.

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ANNEX A

Amendment to Increase the Number of Shares Which May Be Awarded Under the Computer Software Innovations, Inc. 2005 Incentive Compensation Plan From 1,100,000 Shares to 1,750,000 Shares.

The first sentence of Section 5.02 of the 2005 Incentive Compensation Plan shall be deleted and the following substituted therefor:

The maximum aggregate number of shares of Common Stock that may be issued under this Plan, pursuant to the exercise of SARs and Options, and the grant of Stock Awards is 1,750,000 shares.

ANNEX B

COMPUTER SOFTWARE INNOVATIONS, INC.

2005 INCENTIVE COMPENSATION PLAN

COMPUTER SOFTWARE INNOVATIONS, INC.

2005 Incentive Compensation Plan

i

COMPUTER SOFTWARE INNOVATIONS, INC.

2005 Incentive Compensation Plan

ii

COMPUTER SOFTWARE INNOVATIONS, INC.

2005 Incentive Compensation Plan

ARTICLE I

DEFINITIONS

1.01. Accounting Firm

Accounting Firm means the independent accounting firm engaged to audit the Company’s financial statements.

1.02. Administrator

Administrator means the Committee and any delegate of the Committee that is appointed in accordance with Article III. Notwithstanding the preceding sentence, “Administrator” means the Board on any date on which there is not a Committee.

1.03. Agreement

Agreement means a written agreement (including any amendment or supplement thereto) between the Company and a Participant specifying the terms and conditions of an Award granted to such Participant.

1.04. Award

Award means an award of a Stock Award, Option or SAR granted to a Participant.

1.05. Board

Board means the Board of Directors of the Company.

1.06. Change in Control

Change in Control means the occurrence of any of the events set forth in any one of the following paragraphs:

(a) The Company is merged or consolidated or reorganized into or with another company or other legal entity, and as a result of such merger, consolidation or reorganization less than a majority of the combined voting power of the then outstanding securities of such resulting company or entity immediately after such transaction is held directly or indirectly in the aggregate by the holders of voting securities of the Company immediately prior to such transaction, including voting securities issuable upon the exercise or conversion of options, warrants or other securities or rights; or

(b) The Company sells or otherwise transfers all or substantially all of its assets to another company or other legal entity, and as a result of such sale or other transfer of assets, less than a majority of the combined voting power of the then outstanding securities of such company or other entity immediately after such sale or transfer is held directly or indirectly in the aggregate by the holders of voting securities of the Company immediately prior to such sale or transfer, including voting securities issuable upon exercise or conversion of options, warrants or other securities or rights; or

COMPUTER SOFTWARE INNOVATIONS, INC.

2005 Incentive Compensation Plan

(c) Approval by the stockholders of the Company of a complete liquidation or dissolution of the Company; or

(d) An acquisition by an individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 50% or more of either the then outstanding shares (“Outstanding Company Stock”), or the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (“Outstanding Company Voting Securities”), excluding, however, the following: (i) any acquisition directly from the Company other than the acquisition by virtue of the exercise of a conversion privilege unless the security being so converted was itself acquired directly from the Company, (ii) any acquisition by the Company or any of its subsidiaries, or (iii) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any of its subsidiaries; or

(e) Approval by the Board of Directors of the Company of a resolution that a Change in Control has occurred.

Notwithstanding the foregoing, a “Change in Control” shall not be deemed to have occurred (i) by virtue of the consummation of any transaction or series of integrated transactions immediately following which the recordholders of the common stock of the Company immediately prior to such transaction or series of transactions continue to have substantially the same proportionate ownership in an entity which owns all or substantially all of the assets of the Company immediately following such transaction or series of transactions, or (ii) upon conversion of the Series A Convertible Preferred Stock or the exercise of the common stock warrants issued in connection therewith.

1.07. Code

Code means the Internal Revenue Code of 1986, and any amendments thereto.

1.08. Committee

Committee means the Compensation Committee of the Board.

1.09. Common Stock

Common Stock means the common stock of the Company.

1.10. Company

Company means Computer Software Innovations, Inc., a Delaware corporation.

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2005 Incentive Compensation Plan

1.11. Control Change Date

Control Change Date means the date on which a Change in Control occurs. If a Change in Control occurs on account of a series of transactions, the Control Change Date is the date of the last of such transactions.

1.12. Corresponding SAR

Corresponding SAR means a SAR that is granted in relation to a particular Option and that can be exercised only upon the surrender to the Company, unexercised, of that portion of the Option to which the SAR relates.

1.13. Exchange Act

Exchange Act means the Securities Exchange Act of 1934, as amended from time to time.

1.14. Fair Market Value

Fair Market Value means, on any given date,

(i) if the Common Stock is approved for trading on the Nasdaq National Market System or the Nasdaq Small Cap Market, the reported “closing” price of a share on such date; or

(ii) if the Common Stock is not approved for trading as described in (i) above, but is listed or admitted to trading on a national securities exchange, the reported “closing” price of a share on such date; or

(iii) if neither (i) nor (ii) above is applicable, and the Common Stock is traded in the over-the-counter market and reported on the OTC Bulletin Board, then the average of the highest and lowest sales prices of the Common Stock for the ten (10) immediately preceding trading days; or

(iv) if none of (i), (ii) or (iii) above are applicable, the fair market value of the Common Stock, as determined by the Committee in good faith.

1.15. Initial Value

Initial Value means, with respect to a Corresponding SAR, the option price per share of the related Option and, with respect to a SAR granted independently of an Option, the price per share of Common Stock as determined by the Administrator on the date of the grant; provided, however, that the price per share of Common Stock encompassed by the grant of a SAR shall not be less than Fair Market Value on the date of grant. Except for an adjustment authorized under Article IX, the Initial Value may not be reduced (by amendment or cancellation of the sale or otherwise) after the date of grant.

COMPUTER SOFTWARE INNOVATIONS, INC.

2005 Incentive Compensation Plan

1.16. Option

Option means a stock option that entitles the holder to purchase from the Company a stated number of shares of Common Stock at the price set forth in an Agreement, which is not intended to comply with Code Section 422.

1.17. Participant

Participant means an employee of the Company or a Subsidiary, a member of the Board or the board of directors of a Subsidiary or any consultant or advisor to the Company or a Subsidiary who satisfies the requirements of Article IV and is selected by the Administrator to receive an Award.

1.18. Plan

Plan means the Computer Software Innovations, Inc. 2005 Incentive Compensation Plan.

1.19. SAR

SAR means a stock appreciation right that entitles the holder to receive, with respect to each share of Common Stock encompassed by the exercise of such SAR, the excess, if any, of the Fair Market Value at the time of exercise over the Initial Value. References to “SARs” include both Corresponding SARs and SARs granted independently of Options, unless the context requires otherwise.

1.20. Stock Award

Stock Award means Common Stock awarded to a Participant under Article VIII, including shares issued in settlement of benefit obligations under the Company’s incentive compensation plan or any successor thereto.

1.21. Subsidiary

Subsidiary means a corporation, partnership, joint venture, unincorporated association or other entity in which the Corporation has a direct or indirect ownership or other equity interest that represents, directly or indirectly, more than 50 percent of the total combined voting power represented by all classes of stock or other ownership or equity interest units issued by such corporation, partnership, joint venture, unincorporated association or other entity.

COMPUTER SOFTWARE INNOVATIONS, INC.

2005 Incentive Compensation Plan

ARTICLE II

PURPOSES

The Plan is intended to assist the Company and its Subsidiaries in recruiting and retaining individuals with ability and initiative by enabling such persons to participate in the future success of the Company and its Subsidiaries and to associate their interests with those of the Company and its stockholders. The Plan is intended to permit the grant of Options, SARs and Stock Awards. The proceeds received by the Company from the sale of Common Stock pursuant to this Plan shall be used for general corporate purposes.

COMPUTER SOFTWARE INNOVATIONS, INC.

2005 Incentive Compensation Plan

ARTICLE III

ADMINISTRATION

The Plan shall be administered by the Administrator. The Administrator shall have authority to grant Awards, upon such terms (not inconsistent with the provisions of this Plan), as the Administrator may consider appropriate. Such terms may include conditions (in addition to those contained in this Plan) on the exercisability of all or any part of an Option or SAR or on the transferability or forfeitability of a Stock Award, including by way of example and not of limitation, requirements that the Participant complete a specified period of employment or service with the Company or a Subsidiary, requirements that the Company achieve a specified level of financial performance or that the Company achieve a specified level of financial return. Notwithstanding any such conditions, the Administrator may, in its discretion, accelerate the time at which any Option or SAR may be exercised, or the time at which a Stock Award may become transferable or nonforfeitable or both. In addition, the Administrator shall have complete authority to interpret all provisions of this Plan; to prescribe the form of Agreements; to adopt, amend, and rescind rules and regulations pertaining to the administration of the Plan; and to make all other determinations necessary or advisable for the administration of this Plan. The express grant in the Plan of any specific power to the Administrator shall not be construed as limiting any power or authority of the Administrator. Any decision made, or action taken, by the Administrator in connection with the administration of this Plan shall be final and conclusive. Neither the Administrator nor any member of the Committee shall be liable for any act done in good faith with respect to this Plan or any Agreement or Award. All expenses of administering this Plan shall be borne by the Company, a Subsidiary or a combination thereof.

The Committee, in its discretion, may delegate to one or more officers of the Company all or part of the Committee’s authority and duties with respect to grants and awards to individuals who are not subject to the reporting and other provisions of Section 16 of the Exchange Act. The Committee may revoke or amend the terms of a delegation at any time but such action shall not invalidate any prior actions of the Committee’s delegate or delegates that were consistent with the terms of the Plan.

COMPUTER SOFTWARE INNOVATIONS, INC.

2005 Incentive Compensation Plan

ARTICLE IV

ELIGIBILITY

Any employee of the Company, any member of the Board, any employee or director of a Subsidiary (including a corporation that becomes a Subsidiary after the adoption of this Plan) or any consultant or advisor to the Company or a Subsidiary is eligible to participate in this Plan if the Administrator, in its sole discretion, determines that such person has contributed or can be expected to contribute to the profits or growth of the Company or a Subsidiary.

COMPUTER SOFTWARE INNOVATIONS, INC.

2005 Incentive Compensation Plan

ARTICLE V

STOCK SUBJECT TO PLAN

5.01. Shares Issued

Upon the Award of shares of Common Stock pursuant to a Stock Award, the Company may issue shares of Common Stock from its authorized but unissued Common Stock. Upon the exercise of any Option or SAR the Company may deliver to the Participant (or the Participant’s broker if the Participant so directs), shares of Common Stock from its authorized but unissued Common Stock.

5.02. Aggregate Limit

(a) The maximum aggregate number of shares of Common Stock that may be issued under this Plan, pursuant to the exercise of SARs and Options, and the grant of Stock Awards is 1,100,000 shares. The maximum aggregate number of shares that may be issued under this Plan shall be subject to adjustment as provided in Article IX.

(b) Any Awards that are substituted pursuant to Article IX shall not reduce the shares of Common Stock authorized for issuance under the Plan or authorized for grant to a Participant in any calendar year. In the event that a company acquired by the Company or any Subsidiary or with which the Company or any Subsidiary combines has shares available under a pre-existing plan approved by stockholders and not adopted in contemplation of such acquisition or combination, the shares available for grant pursuant to the terms of such pre-existing plan (as adjusted, to the extent appropriate, using the exchange ratio or other adjustment or valuation ratio or formula used in such acquisition or combination to determine the consideration payable to the holders of common stock of the entities party to such acquisition or combination) may be used for Awards under the Plan and shall not reduce the maximum aggregate number of shares of Common Stock authorized for issuance under the Plan; provided that Awards using such available shares shall not be made after the date awards or grants could have been made under the terms of the pre-existing plan absent the acquisition or combination, and shall only be made to individuals who were not employees or directors of the Company or any Subsidiary prior to such acquisition or combination.

(c) Awards made as a material inducement to a person becoming an employee of the Company or any Subsidiary, including new employees in connection with a merger or acquisition, or a former employee being rehired as an employee following a bona fide period of interruption of employment, shall not reduce the maximum aggregate number of shares of Common Stock authorized for issuance under the Plan if the Committee determines to not grant such Awards under the Plan.

COMPUTER SOFTWARE INNOVATIONS, INC.

2005 Incentive Compensation Plan

5.03. Reallocation of Shares

(a) If any shares of Common Stock subject to an Award are forfeited, expire or otherwise terminate without the issuance of shares of Common Stock, the shares of Common Stock shall, to the extent of such forfeiture, expiration, termination or non-issuance, again be available for Awards under the Plan.

(b) If shares of Common Stock are surrendered either actually or by attestation or withheld (i) pursuant to the exercise of an Option or other Award under the Plan or (ii) in satisfaction of tax withholding requirements with respect to Awards under the Plan, the number of shares surrendered or withheld may be reallocated to other Awards to be granted under this Plan.

COMPUTER SOFTWARE INNOVATIONS, INC.

2005 Incentive Compensation Plan

ARTICLE VI

OPTIONS

6.01. Award

In accordance with the provisions of Article IV, the Administrator will designate each individual to whom an Option is to be granted and will specify the number of shares of Common Stock covered by each such Award; provided, however that no Participant may be granted Options in any calendar year covering more than 100,000 shares of Common Stock.

6.02. Option Price

The price per share for Common Stock purchased on the exercise of an Option shall be determined by the Administrator on the date of grant, but shall not be less than the Fair Market Value on the date the Option is granted. Except for an adjustment authorized under Article IX, the Option price may not be reduced (by amendment or cancellation of the Option or otherwise) after the date of grant.

6.03. Maximum Option Period

The maximum period in which an Option may be exercised shall be ten years from the date such Option was granted. The terms of any Option may provide that it has a term that is less than such maximum period.

6.04. Nontransferability

Except as provided in Section 6.05, each Option granted under this Plan shall be nontransferable except by will or by the laws of descent and distribution. In the event of any transfer of an Option (by the Participant or his transferee), the Option and any Corresponding SAR that relates to such Option must be transferred to the same person or persons or entity or entities. Except as provided in Section 6.05, during the lifetime of the Participant to whom the Option is granted, the Option may be exercised only by the Participant. No right or interest of a Participant in any Option shall be liable for, or subject to, any lien, obligation, or liability of such Participant.

6.05. Transferable Options

Section 6.04 to the contrary notwithstanding, if the Agreement provides, an Option may be transferred by a Participant to the Participant’s children, grandchildren, spouse, one or more trusts for the benefit of such family members or a partnership in which such family members are the only partners, on such terms and conditions as may be permitted under Securities Exchange Commission Rule 16b-3 as in effect from time to time. The holder of an Option transferred pursuant to this Section shall be bound by the same terms and conditions that governed the Option during the period that it was held by the Participant; provided, however, that such transferee may not transfer the Option except by will or the laws of descent and distribution. In the event of any transfer of an Option (by the Participant or his transferee), the Option and any Corresponding SAR that relates to such Option must be transferred to the same person or persons or entity or entities.

COMPUTER SOFTWARE INNOVATIONS, INC.

2005 Incentive Compensation Plan

6.06. Employee Status

In the event that the terms of any Option provide that it may be exercised only during employment or continued service or within a specified period of time after termination of employment or service, the Administrator may decide to what extent leaves of absence for governmental or military service, illness, temporary disability, or other reasons shall not be deemed interruptions of continuous employment or service.

6.07. Exercise

Subject to the provisions of this Plan and the applicable Agreement, an Option may be exercised in whole at any time or in part from time to time at such times and in compliance with such requirements as the Administrator shall determine. An Option granted under this Plan may be exercised with respect to any number of whole shares less than the full number for which the Option could be exercised. A partial exercise of an Option shall not affect the right to exercise the Option from time to time in accordance with this Plan and the applicable Agreement with respect to the remaining shares subject to the Option. The exercise of an Option shall result in the termination of any Corresponding SAR to the extent of the number of shares with respect to which the Option is exercised.

6.08. Payment

Unless otherwise provided by the Agreement, payment of the Option price shall be made in cash or a cash equivalent acceptable to the Administrator or to the extent permitted under the Agreement, by a cashless exercise through a securities broker. Subject to rules established by the Administrator, payment of all or part of the Option price may be made with shares of Common Stock which have been owned by the Participant for at least six months and which have not been used for another Option exercise during the prior six months. If Common Stock is used to pay all or part of the Option price, the sum of the cash and cash equivalent and the Fair Market Value (determined as of the day preceding the date of exercise) of the shares surrendered must not be less than the Option price of the shares for which the Option is being exercised.

6.09. Change in Control

Section 6.07 to the contrary notwithstanding, unless an outstanding Option is assumed, replaced or converted to an equivalent award by the continuing entity, each outstanding Option shall be fully exercisable (in whole or in part at the discretion of the holder) upon a Change in Control. Any such replacement Awards shall be fully exercisable, vested or earned if the Participant is terminated within twenty-four months of a Change in Control. An Option that becomes exercisable pursuant to this Section 6.09 shall remain exercisable thereafter in accordance with the terms of the Agreement.

COMPUTER SOFTWARE INNOVATIONS, INC.

2005 Incentive Compensation Plan

6.10. Stockholder Rights

No Participant shall have any rights as a stockholder with respect to shares subject to his Option until the date of exercise of such Option.

COMPUTER SOFTWARE INNOVATIONS, INC.

2005 Incentive Compensation Plan

ARTICLE VII

SARS

7.01. Award

In accordance with the provisions of Article IV, the Administrator will designate each individual to whom SARs are to be granted and will specify the number of shares covered by each such Award; provided, however, no Participant may be granted SARs in any calendar year covering more than 100,000 shares of Common Stock. For purposes of the foregoing limit, an Option and Corresponding SAR shall be treated as a single Award.

7.02. Maximum SAR Period

The maximum period in which a SAR may be exercised shall be ten years from the date such SAR was granted. The terms of any SAR may provide that it has a term that is less than such maximum period.

7.03. Nontransferability

Except as provided in Section 7.04, each SAR granted under this Plan shall be nontransferable except by will or by the laws of descent and distribution. In the event of any such transfer, a Corresponding SAR and the related Option must be transferred to the same person or persons or entity or entities. Except as provided in Section 7.04, during the lifetime of the Participant to whom the SAR is granted, the SAR may be exercised only by the Participant. No right or interest of a Participant in any SAR shall be liable for, or subject to, any lien, obligation, or liability of such Participant.

7.04. Transferable SARs

Section 7.03 to the contrary notwithstanding, if the Agreement provides, a SAR, may be transferred by a Participant to the Participant’s children, grandchildren, spouse, one or more trusts for the benefit of such family members or a partnership in which such family members are the only partners, on such terms and conditions as may be permitted under Securities Exchange Commission Rule 16b-3 as in effect from time to time. The holder of a SAR transferred pursuant to this Section shall be bound by the same terms and conditions that governed the SAR during the period that it was held by the Participant; provided, however, that such transferee may not transfer the SAR except by will or the laws of descent and distribution. In the event of any transfer of a Corresponding SAR (by the Participant or his transferee), the Corresponding SAR and the related Option must be transferred to the same person or person or entity or entities.

7.05. Exercise

Subject to the provisions of this Plan and the applicable Agreement, a SAR may be exercised in whole at any time or in part from time to time at such times and in compliance with such requirements as the Administrator shall determine. A SAR granted under this Plan may be exercised with respect to any number of whole shares less than the full number for which the SAR could be

COMPUTER SOFTWARE INNOVATIONS, INC.

2005 Incentive Compensation Plan

exercised. A partial exercise of a SAR shall not affect the right to exercise the SAR from time to time in accordance with this Plan and the applicable Agreement with respect to the remaining shares subject to the SAR. The exercise of a Corresponding SAR shall result in the termination of the related Option to the extent of the number of shares with respect to which the SAR is exercised.

7.06. Change in Control

Section 7.05 to the contrary notwithstanding, unless the outstanding SAR is assumed, converted or replaced with an equivalent award by the continuing entity, each outstanding SAR shall be fully exercisable (in whole or in part at the discretion of the holder) upon a Change in Control. Any such replacement Awards shall be fully exercisable, vested or earned if the Participant is terminated within twenty-four months of a Change in Control. A SAR that becomes exercisable pursuant to this Section 7.06 shall remain exercisable thereafter in accordance with the terms of the Agreement.

7.07. Employee Status

If the terms of any SAR provide that it may be exercised only during employment or continued service or within a specified period of time after termination of employment or service, the Administrator may decide to what extent leaves of absence for governmental or military service, illness, temporary disability or other reasons shall not be deemed interruptions of continuous employment or service.

7.08. Settlement

At the Administrator’s discretion, the amount payable as a result of the exercise of a SAR may be settled in cash, Common Stock, or a combination of cash and Common Stock. No fractional share will be deliverable upon the exercise of a SAR but a cash payment will be made in lieu thereof.

7.09. Stockholder Rights

No Participant shall, as a result of receiving a SAR, have any rights as a stockholder of the Company until the date that the SAR is exercised and then only to the extent that the SAR is settled by the issuance of Common Stock.

COMPUTER SOFTWARE INNOVATIONS, INC.

2005 Incentive Compensation Plan

ARTICLE VIII

STOCK AWARDS

8.01. Award

In accordance with the provisions of Article IV, the Administrator will designate each individual to whom a Stock Award is to be made and will specify the number of shares of Common Stock covered by each such Award; provided, however, that no Participant may receive Stock Awards in any calendar year for more than 400,000 shares of Common Stock.

8.02. Vesting

The Administrator, on the date of the Award, may prescribe that a Participant’s rights in a Stock Award shall be forfeitable or otherwise restricted for a period of time or subject to such conditions as may be set forth in the Agreement. By way of example and not of limitation, the restrictions may postpone transferability of the shares or may provide that the shares will be forfeited if the Participant separates from the service of the Company and its Subsidiaries before the expiration of a stated period. The Administrator, in its discretion, may waive the requirements for vesting or transferability for all or part of the shares subject to a Stock Award in connection with a Participant’s termination of employment or service.

8.03. Employee Status

In the event that the terms of any Stock Award provide that shares may become transferable and nonforfeitable thereunder only after completion of a specified period of employment or service, the Administrator may decide in each case to what extent leaves of absence for governmental or military service, illness, temporary disability, or other reasons shall not be deemed interruptions of continuous employment or service.

8.04. Change in Control

Sections 8.02 and 8.03 to the contrary notwithstanding, unless an outstanding Stock Award is assumed, replaced or converted to an equivalent award by the continuing entity, each outstanding Stock Award shall be transferable and nonforfeitable upon a Change in Control. Any such replacement Awards shall be fully exercisable, vested or earned if the Participant is terminated within twenty-four months of a Change in Control.

8.05. Stockholder Rights

Prior to their forfeiture (in accordance with the applicable Agreement and while the shares of Common Stock granted pursuant to the Stock Award may be forfeited or are nontransferable), a Participant will have all the rights of a stockholder with respect to a Stock Award, including the right to receive dividends and vote the shares; provided, however, that during such period (i) a Participant may not sell, transfer, pledge, exchange, hypothecate, or otherwise dispose of shares of Common Stock granted pursuant to a Stock Award, (ii) the Company shall retain custody of the certificates evidencing shares of Common Stock granted pursuant to a Stock

COMPUTER SOFTWARE INNOVATIONS, INC.

2005 Incentive Compensation Plan

Award, and (iii) the Participant will deliver to the Company a stock power, endorsed in blank, with respect to each Stock Award. The limitations set forth in the preceding sentence shall not apply after the shares of Common Stock granted under the Stock Award are transferable and are no longer forfeitable.

COMPUTER SOFTWARE INNOVATIONS, INC.

2005 Incentive Compensation Plan

ARTICLE IX

ADJUSTMENT UPON CHANGE IN COMMON STOCK

The maximum number of shares as to which Awards may be granted under this Plan; and the terms of outstanding Awards; and the per individual limitations on the number of shares of Common Stock for which Awards may be granted shall be adjusted as the Committee shall determine to be equitably required in the event that (a) the Company (i) effects one or more stock dividends, stock split-ups, subdivisions or consolidations of shares or (ii) engages in a transaction to which Section 424 of the Code applies, or (b) there occurs any other event which, in the judgment of the Committee necessitates such action. Any determination made under this Article IX by the Committee shall be final and conclusive.

The issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, for cash or property, or for labor or services, either upon direct sale or upon the exercise of rights or warrants to subscribe therefore, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, the maximum number of shares as to which Awards may be granted, the per individual limitations on the number of shares of Common Stock for which Awards may be granted or the terms of outstanding Awards.

The Committee may make Awards in substitution for stock awards, stock options, stock appreciation rights, or similar awards held by an individual who becomes an employee of the Company or a Subsidiary in connection with a transaction or event described in the first paragraph of this Article IX. Notwithstanding any provision of the Plan (other than the limitation of Section 5.02), the terms of such substituted Awards shall be as the Committee, in its discretion, determines is appropriate.

COMPUTER SOFTWARE INNOVATIONS, INC.

2005 Incentive Compensation Plan

ARTICLE X

COMPLIANCE WITH LAW AND APPROVAL OF REGULATORY BODIES

No Option or SAR shall be exercisable, no Common Stock shall be issued, no certificates for shares of Common Stock shall be delivered, and no payment shall be made under this Plan except in compliance with all applicable federal and state laws and regulations (including, without limitation, withholding tax requirements), any listing agreement to which the Company is a party, and the rules of all domestic stock exchanges on which the Company’s shares may be listed. The Company shall have the right to rely on an opinion of its counsel as to such compliance. Any share certificate issued to evidence Common Stock when a Stock Award is granted or for which an Option or SAR is exercised may bear such legends and statements as the Administrator may deem advisable to assure compliance with federal and state laws and regulations. No Option or SAR shall be exercisable, no Stock Award shall be granted, no Common Stock shall be issued, no certificate for shares shall be delivered, and no payment shall be made under this Plan until the Company has obtained such consent or approval as the Administrator may deem advisable from regulatory bodies having jurisdiction over such matters.

COMPUTER SOFTWARE INNOVATIONS, INC.

2005 Incentive Compensation Plan

ARTICLE XI

GENERAL PROVISIONS

11.01. Effect on Employment and Service

Neither the adoption of this Plan, its operation, nor any documents describing or referring to this Plan (or any part thereof), shall confer upon any individual any right to continue in the employ or service of the Company or a Subsidiary or in any way affect any right or power of the Company or a Subsidiary to terminate the employment or service of any individual at any time with or without assigning a reason therefore.

11.02. Unfunded Plan

The Plan, insofar as it provides for grants, shall be unfunded, and the Company shall not be required to segregate any assets that may at any time be represented by grants under this Plan. Any liability of the Company to any person with respect to any grant under this Plan shall be based solely upon any contractual obligations that may be created pursuant to this Plan. No such obligation of the Company shall be deemed to be secured by any pledge of, or other encumbrance on, any property of the Company.

11.03. Rules of Construction

Headings are given to the articles and sections of this Plan solely as a convenience to facilitate reference. The reference to any statute, regulation, or other provision of law shall be construed to refer to any amendment to or successor of such provision of law.

11.04. Tax Withholding

Each Participant shall be responsible for satisfying any income and employment tax withholding obligation attributable to participation in this Plan. In accordance with procedures established by the Administrator, a Participant may surrender shares of Common Stock, or receive fewer shares of Common Stock than otherwise would be issuable, in satisfaction of all or part of that obligation.

COMPUTER SOFTWARE INNOVATIONS, INC.

2005 Incentive Compensation Plan

ARTICLE XII

AMENDMENT

The Board may amend or terminate this Plan from time to time. No amendment shall, without a Participant’s consent, adversely affect any rights of such Participant under any Award outstanding at the time such amendment is made.

COMPUTER SOFTWARE INNOVATIONS, INC.

2005 Incentive Compensation Plan

ARTICLE XIII

DURATION OF PLAN

No Award may be granted under this Plan more than ten years after the effective date of the Plan set forth in Article XIV. Awards granted before that termination date shall remain valid in accordance with their terms.

COMPUTER SOFTWARE INNOVATIONS, INC.

2005 Incentive Compensation Plan

ARTICLE XIV

EFFECTIVE DATE OF PLAN

This Plan was approved by the Company’s Board of Directors and took effect on April 29, 2005.

CSI Technology Outfitters

Computers.Software.Innovations.

CONTINENTAL STOCK TRANSFER

17 BATTERY PLACE

8TH FLOOR

NEW YORK, NY 10004

VOTE BY INTERNET - www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE STOCKHOLDER COMMUNICATIONS

If you would like to reduce the costs incurred by Computer Software Innovations, Inc. in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access stockholder communications electronically in future years.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Computer Software Innovations, Inc., c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

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COSOI1

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THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

DETACH AND RETURN THIS PORTION ONLY

COMPUTER SOFTWARE INNOVATIONS, INC.

The Board of Directors recommends a Vote FOR the Election of Directors and FOR the Amendment to the 2005 Incentive Compensation Plan.

Vote on Directors

1. Directors – election of five (5) directors

Nominees:

01) Anthony H. Sobel

02) Shaya Phillips

03) Jeffrey A. Bryson

04) Nancy K. Hedrick

05) Thomas P. Clinton

For All

Withhold All

For All Except

Vote on Plan Amendment

2. To amend the 2005 Incentive Compensation Plan to increase the number of shares available for award from 1,100,000 to 1,750,000.

For

Against

Abstain

For address changes and/or comments, please check this box and write them on the back where indicated.

Please indicate if you plan to attend this meeting.

Yes

No

To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.

Signature [PLEASE SIGN WITHIN BOX]

Date

Signature (Joint Owners)

Date

COMPUTER SOFTWARE INNOVATIONS, INC.

IMPORTANT

Whether or not you expect to attend our 2008 Annual Meeting of Stockholders in person, please complete, date, sign and return the enclosed proxy card in the enclosed envelope, which requires no postage if mailed in the United States. Your proxy will be revocable any time prior to its exercise by delivering to our Secretary a signed notice of revocation or a later dated proxy (including a proxy via the Internet or by telephone) or by voting your shares personally at our 2008 Annual Meeting of Stockholders.

COMPUTER SOFTWARE INNOVATIONS, INC.

900 East Main Street, Suite T

Easley, SC 29640

This Proxy is Solicited on Behalf of the Board of Directors.

The undersigned hereby appoints Nancy K. Hedrick, David B. Dechant and Beverly N. Hawkins, and each or any of them, proxies for the undersigned, with power of substitution, to vote all of the shares of common stock of Computer Software Innovations, Inc., held of record by the undersigned on April 7, 2008, at the Annual Meeting of Stockholders of Computer Software Innovations, Inc. to be held at 9:00 a.m. on May 7, 2008 and at any adjournments thereof, upon the matters listed on the reverse side, as more fully set forth in the Proxy Statement, and in their discretion upon such other business as may properly come before the Annual Meeting and matters which are incidental to the conduct of the meeting.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED ON THE REVERSE SIDE BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ALL NOMINEES IN PROPOSAL 1 AND FOR PROPOSAL 2.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED REPLY ENVELOPE

Address Changes/Comments:

(If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.)

CONTINUED AND TO BE SIGNED ON REVERSE SIDE

LEATHERWOOD WALKER TODD & MANN, P.C.

HARVEY G. SANDERS, JR.

JOSEPH E. MAJOR

DUKE K. MCCALL, JR.

EARLE G. PREVOST

J. RICHARD KELLY

A. MARVIN QUATTLEBAUM

JACK H. TEDARDS, JR.

F. MARION HUGHES

MICHAEL J. GIESE

MARK R. HOLMES

WILLIAM L. DENNIS

NATALMA M. MCKNEW

ROBERT A. DEHOLL

RICHARD L. FEW, JR.

STEVEN E. FARRAR

THOMAS W. EPTING

JAMES L. ROGERS, JR

DAVID E. HODGE

RICHARD H. MCDUFF

FRANK C. WILLIAMS III

WILLIAM L. PITMAN

ROBERT D. MOSELEY, JR

JAMES T. HEWITT

KURT M. ROZELSKY

J. TOD HYCHE

LAUREL R.S. BLAIR

JAMILE J. FRANCIS III

JOHN P. RIORDAN

SEANN GRAY TZOUVELEKAS

WILLIAM B. SWENT

MICHELE FULLER LYERLY

LAURIN MILFORD MCDONALD

PETER A. RUTLEDGE

CARI V. HICKS

MARY H. WATTERS

JENNIFER ADAMSON MOORHEAD

MARGARET C. MCGEE

ALEXANDRE N. MACCLENAHAN

OLIVIA T. ROWE

ERIKA B. NEWSOM

ZANDRA L. JOHNSON

S. BROOKE CHAPMAN

JOHN M. WALKER

P. GRIFFIN BELL

FRANCESCA B. MOSTELLER

JASON D. MAERTENS

MATTHEW M. STAAB

WILLIAM H. JORDAN

ATTORNEYS AT LAW THE LEATHERWOOD PLAZA 300 EAST MCBEE AVENUE, SUITE 500 GREENVILLE, SOUTH CAROLINA 29601 FAX: (864) 240-2477 TELEPHONE: (864) 242-6440 April 16, 2008

Mailing Address:

Post Office Box 87

Greenville, SC 29602-0087

COUNSEL:

JAMES H. WATSON

JOHN E. JOHNSTON, JR.

DAVID A. QUATTLEBAUM III

D.B. LEATHERWOOD

1896-1989

WESLEY M. WALKER

1915-1999

FLETCHER C. MANN

1921-2003

WRITER’S

Direct Dial: 864-240-2490

Direct Fax: 864-240-2479

E-Mail: bpitman@lwtm.com

VIA EDGAR TRANSMISSION

United States Securities and Exchange Commission

Attention: Filing Desk

100 F Street, NE

Washington, DC 20549

Re:	Computer Software Innovations, Inc. Definitive Proxy Statement

Commission File No. 000-51758

Ladies and Gentlemen:

On behalf of Computer Software Innovations, Inc., a Delaware corporation (the “Company”) we transmit for filing, pursuant to Rule 101 of Regulation S-T, the Company’s definitive proxy statement and proxy for its annual meeting of shareholders to be held on May 7, 2007. The Company anticipates forwarding the proxy materials to its stockholders on or about April 17, 2007.

The items to be considered at the meeting are the election of directors and amendment of the 2005 Incentive Compensation Plan to increase the number of shares available for award. Copies of the amendment and the complete plan in its current form are attached as Annex A and Annex B, respectively, to the proxy statement. If the amendment to the plan is approved by the Company’s stockholders, the Company anticipates registering the additional shares on Form S-8 within 60 days following the annual meeting.

April 16, 2008

Thank you for your assistance. Please call me at (864) 240-2494 if you have any questions.

With kind regards, I remain,

Very truly yours,

/s/ William L. Pitman
William L. Pitman
Leatherwood Walker Todd & Mann, P.C.

WLP/pgn

cc:	Nancy K. Hedrick

David B. Dechant